UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2011

3DIcon Corporation
 (Exact name of registrant as specified in charter)

Oklahoma	333- 143761	73-1479206
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

6804 South Canton Avenue, Suite 150	74136
Tulsa, OK	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting (the “Annual Meeting”) of stockholders of 3DIcon Corporation (the “Company”) was held on October 15, 2010 in Tulsa, Oklahoma. Only shareholders of record as of the close of business on September 9, 2011 were entitled to vote at the Annual Meeting.  As of the record date, 1,167,988,693 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 838,768,676 shares of the Company’s common stock were represented, in person, by proxy or by broker non-votes, consisting a quorum.

The results of the matters voted on by the shareholders at the Annual Meeting were as follows:

1.	The shareholders voted against a proposal to reincorporate by merger from an Oklahoma corporation into a wholly owned Nevada corporation by the following votes:

For	Against	Abstain
452, 996, 024	84,626,847	5,316,576

2.
The shareholders voted to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company's common stock, par value $0.0002 per shares, at a ratio not less than fifteen-for-one and not greater than thirty- five-for-one, with the exact ratio to be set within such range at the discretion of the Board of Directors, without further approval or authorization of the Company's stockholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Nevada Secretary of State no later than April 30, 2012 by the following votes:

For	Against	Abstain	Broker Non-Votes
718,760,305	117,507,387	2,500,984	295,829,229

3.	The shareholders voted to ratify the appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011 by the following votes:

For	Against	Abstain	Broker Non-Votes
828,137,281	3,749,708	6,881,687	295,829,229

4.	The shareholders voted to elect the following directors by the following votes:

Nominees	For	Withheld
Martin Keating	531,002,087	11,937,360
John O’Connor	536,141,455	6,797,992
Victor F. Keen	536,141,455	6,797,992

5.
In a discretionary vote brought before the Annual Meeting, the proxy votes and the shareholders represented in person voted in favor of an amendment to the reverse stock split matter, which matter was voted in Proposal #2, to allow the Company to filed an amendment to the Company’s Certificate of Incorporation with the Oklahoma Secretary of State or the Nevada Secretary of State, at the discretion of the Board of Directors.  The amendment was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
737,383,035	19,618,855	81,766,786	295,829,229

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2011	3DICON CORPORATION

By: /s/ Sidney A. Aroesty
Name: Sidney Aroesty
Position: Chief Executive Officer